SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                February 19, 2004
                               ------------------
                         Date of Earliest Reported Event

                              AMEN Properties, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    000-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                         303 W. Wall Street, Suite 1700
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA

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          (Former Name of Former Address, if Changed Since Last Report)

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
                                      1934



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                                    FORM 8-K

Item 2.  Acquisition or Disposition of Assets.

On February 18, 2004, Amen Properties, Inc (the "Company") and certain other limited partners of TCTB Partnership, Ltd. ("TCTB") entered into an Agreement and Transfer of Limited Partnership Interest, subject to a back-in interest to Anthem Oil and Gas, Inc, with a selling limited partner of TCTB. Pursuant to the Agreement the Selling Partner agreed to sell his limited partnership interest (the "LP Interest") in TCTB to the Company and certain other limited partners effective January 1, 2004, resulting in the Company acquiring an additional 6.485533% of TCTB. The Company funded the acquisition with $208,346.20 in cash and $250,787.27 by a Promissory Note (the "Note"). The note is payable in quarterly installments over the next five years and bears an interest rate 5%. The first quarterly installment is due April 1, 2004.

The back-in interest to Anthem Oil and Gas, Inc is pursuant to an Independent Contractor Agreement entered into between the original partners of TCTB Partnership, Ltd. dated April 4, 2000. Jon Morgan (Amen Properties, Inc COO) is an owner of Anthem Oil & Gas, Inc.

Item 7. Financial Statements and Exhibits

        (a) Financial Statements - not applicable

        (b) Pro Forma Financial Information - not applicable

        (c)    Exhibits - none



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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              AMEN Properties, Inc.
                              (Registrant)
Date: February 19,2004
                              By /s/ Eric Oliver
                                 ---------------
                                 Chairman of the Board of Directors and Chief
                                 Executive Officer
                                 (Signature)